SUPPLEMENT TO THE PROSPECTUS OF
GLENBROOK LIFE AND ANNUITY COMPANY
VARIABLE ANNUITY ACCOUNT
DATED SEPTEMBER 29, 1995




The following paragraph replaces the third paragraph under the heading "Glenbrook Life and Annuity Company" on page 11 of your prospectus:

          The Company and Allstate Life entered into a reinsurance effective June 5, 1992, under which the Company reinsures all of its business with Allstate Life. Under the reinsurance agreement, Fixed Account purchase payments are automatically transferred to Allstate Life and become invested with the assets of Allstate Life, and Allstate Life accepts 100% of the liability under such contracts.


The following paragraph replaces the paragraph under the heading
"Liquidity and Capital Resources" on page 30 of your prospectus:

            Under the terms of the reinsurance agreement, assets of the Company that relate to insurance in-force, excluding separate account assets, are transferred to Allstate Life. Therefore, the funds necessary to support the operations of the Company are provided by Allstate Life and the Company is not required to obtain additional capital to support in-force or future business.






February 12, 1996